UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 8, 2022

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On December 8, 2022, Body and Mind Inc. (the “Company” or “BaM”) issued a news release to announce that it has closed the Seaside dispensary transaction, which it had previously disclosed such transaction in news releases dated December 1, 2021 and June 21, 2022.

“We have been operating the Seaside “Reef” dispensary since December 2021 and the retail location is an important aspect of our California retail strategy,” stated Michael Mills, CEO of Body and Mind. “The “Reef” dispensary in Seaside has a great location, strong customer following and compliments our successful San Diego, Body and Mind branded dispensary and Long Beach dispensary.”

Pursuant to the closing of the Seaside dispensary, Body and Mind issued an aggregate of 16,301,694 common shares to the vendors of Canopy Monterey Bay, LLC, which owns the Seaside dispensary, at a deemed price of US$0.134 per share in accordance with the terms of the membership interest purchase agreements, as amended. 2,238,806 of the 16,301,694 common shares are being held in escrow pending the results of a working capital adjustment.

Update On Progress With Year End Financial Statements

The Company and its auditors are working closely to complete the year end financial statements and work is near completion from external valuation and tax consultants. The Company anticipates the year end Financial Statements to be filed on or before December 22, 2022.

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	News Release dated December 8, 2022.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: December 8, 2022	By:	/s/ Michael Mills
Michael Mills President, CEO and Director

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